COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

CLASS A (CSEIX), CLASS C (CSCIX), CLASS F (CREFX), CLASS I (CSDIX),

CLASS R (CIRRX) AND CLASS Z (CSZIX) SHARES

Supplement dated September 18, 2023 to

Summary Prospectus and Prospectus dated May 1, 2023

Statement of Additional Information dated September 1, 2023

Effective January 1, 2024, Ji Zhang will be added as a portfolio manager of Cohen & Steers Real Estate Securities Fund, Inc. (the “Fund”). Jason Yablon and Mathew Kirschner will continue to serve as portfolio managers of the Fund. As of July 31, 2023, Ji Zhang did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jason Yablon—Executive Vice President of the Advisor. Mr. Yablon has been a portfolio manager of the Fund since 2013.

Mathew Kirschner—Senior Vice President of the Advisor. Mr. Kirschner has been a portfolio manager of the Fund since 2020.

Ji Zhang—Senior Vice President of the Advisor. Ms. Zhang has been a portfolio manager of the Fund since 2024.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jason Yablon—Mr. Yablon joined the Advisor in 2004 and currently serves as Executive Vice President of the Advisor. He is based in New York.

Mathew Kirschner—Mr. Kirschner joined the Advisor in 2004 and currently serves as Senior Vice President of the Advisor. Mr. Kirschner is a Chartered Financial Analyst charterholder. He is based in New York.

Ji Zhang—Ms. Zhang joined the Advisor in 2018 and currently serves as Senior Vice President of the Advisor. Ms. Zhang is a Chartered Financial Analyst charterholder. She is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Yablon and Kirschner and Ms. Zhang direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Real Estate Security Fund*
Jason Yablon	11	$18,882	16	$8,782	36	$5,706	(1)
Mathew Kirschner	10	$17,035	19	$10,483	30	$5,231	(1)
Ji Zhang	2	$2,321	31	$4,333	24	$7,146

*	Other accounts managed data as of July 31, 2023.
(1)	Two “Other Accounts”, with total assets of $250 million as of July 31, 2023, are subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSISUMPRO – 9.2023